Coho Relative Value ESG Fund
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 96.5%	Shares	Value
Communication Services - 3.3%
Walt Disney	12,831	$1,166,980

Consumer Discretionary - 17.6%
AutoZone (a)	411	1,546,428
Lowe's Companies	6,691	1,495,840
Ross Stores	12,112	1,683,568
Service Corp International	17,704	1,414,550
		6,140,386

Consumer Staples - 21.8%
Coca-Cola	13,562	983,923
Colgate-Palmolive Co.	11,920	1,098,905
Kenvue, Inc.	47,048	1,110,333
Keurig Dr. Pepper	39,516	1,366,858
Mondelez International - Class A	21,962	1,496,271
Sysco	21,262	1,518,107
		7,574,397

Financials - 13.6%
Global Payments	10,402	793,777
Marsh & McLennan Companies	6,465	1,457,663
State Street	13,590	1,197,279
US Bancorp	31,871	1,285,676
		4,734,395

Health Care - 33.1%(b)
Abbott Laboratories	12,747	1,666,670
Amgen	4,295	1,249,501
Bristol-Myers Squibb Co.	19,183	962,987
Cencora	5,556	1,626,075
Johnson & Johnson	8,737	1,365,680
Medtronic PLC	15,356	1,301,575
STERIS PLC	3,207	720,741
Thermo Fisher Scientific	2,809	1,205,061
UnitedHealth Group	3,503	1,441,274
		11,539,564

Industrials - 4.1%
W.W. Grainger	1,381	1,414,572

Information Technology - 3.0%
Microchip Technology	22,555	1,039,334
TOTAL COMMON STOCKS (Cost $32,629,844)		33,609,628

TOTAL INVESTMENTS - 96.5% (Cost $32,629,844)		33,609,628
Money Market Deposit Account - 3.5% (c)		1,207,333
Liabilities in Excess of Other Assets - (0.0)% (d)		(3,078)
TOTAL NET ASSETS - 100.0%		$34,813,883
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 2.47%.

(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Coho Relative Value ESG Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	33,609,628	–	–	33,609,628
Total Investments	33,609,628	–	–	33,609,628

Refer to the Schedule of Investments for further disaggregation of investment categories.